                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in this Annual Report (Form 10-K) of American Income Partners V-C Limited Partnership, of our report dated March 10, 2000, included in the 1999 Annual Report to the Partners of American Income Partners V-C Limited Partnership.


                                                               ERNST & YOUNG LLP


Boston, Massachusetts
March 10, 2000


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